Exhibit 10.1

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

FIRST AMENDMENT

TO THE LICENSE, MARKETING AND DEVELOPMENT AGREEMENT

This First Amendment (“First Amendment”) to the License, Marketing and Development Agreement dated November 14, 2013 (the “Agreement”) is effective as of September 26, 2014 (the “First Amendment Effective Date”), by and between Anthrogenesis Corporation, a Delaware corporation doing business as Celgene Cellular Therapeutics (“CCT”), and Alliqua BioMedical, Inc., a Delaware corporation (formerly Alliqua, Inc., a Florida corporation) (“Alliqua”). Alliqua and CCT may each be referred to as a “Party” or collectively be referred to as the “Parties”.

WHEREAS Alliqua and CCT entered into the Agreement;

WHEREAS both Parties now wish to amend the terms of the Agreement as further described in this First Amendment;

NOW and THEREFORE the Parties hereby agrees as follows:

All capitalized terms used in this First Amendment shall have the meaning ascribed to them in the Agreement, except as otherwise expressly stated herein.

1.	As of the First Amendment Effective Date, the defined term “Field” in Article 1 (Definitions) of the Agreement shall be deleted and replaced in its entirety with the following definition:

“Field” means acute and chronic non-healing wounds: pressure ulcers, venous ulcers, diabetic ulcers, chronic vascular ulcers, tunnel/undermined wounds, surgical wounds (donor sites/grafts, dehiscence), trauma wounds (abrasions, lacerations, second degree burns, and skin tears), and draining wounds. With respect to Biovance, “Field” also means podiatric and orthopedic applications for homologous uses that include the repair of damaged or inadequate tissue to provide functional support or reinforcement of tendon, nerve, muscle and bone.

2.	As of the First Amendment Effective Date, Schedule 7.2 (Milestone Payments) of the Agreement shall be deleted and replaced in its entirety with Schedule 7.2 attached to this First Amendment.

3.	As of the First Amendment Effective Date, Section 7.2 of the Agreement shall be deleted in its entirety and replaced with the following:

7.2 Milestone Payments. Alliqua shall make non-refundable, non-creditable milestone payments (each, a “Milestone Payment”) to CCT upon the achievement of certain milestone events (each a “Milestone Event”) in connection with the sale of a Licensed Product as set forth on Schedule 7.2 hereto, with the caveat that each individual Milestone Payment set forth in rows numbered (1) through (11) of the table set forth on Schedule 7.2 shall be paid only once. Alliqua shall pay to CCT each such amount within forty-five (45) days following the end of such Launch Year in which achievement of the applicable Milestone Event occurred. If any Milestone Event is achieved and Alliqua has not yet made the prior Milestone Payment(s), all previous unpaid Milestone Payments shall be due and payable together with the payment of the Milestone Payment for the first such subsequent Milestone Event achieved.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

4.	Performance under all other terms of the Agreement: Except as expressly amended hereby, the Agreement shall remain in full force and effect as presently written, and the rights, duties, liabilities and obligations of the Parties thereto, as presently constituted, will continue in full effect. This First Amendment is incorporated and made a part of the Agreement between the Parties. This First Amendment, together with the Agreement, constitutes the entire agreement between the Parties with respect to the subject matter contained therein, and together, supersede and replace any prior and/or contemporaneous discussions, understandings, representations or agreements, whether written or oral, with respect to the subject matter thereof.

5.	Counterparts: This First Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original but all of which together shall constitute the same legal instrument. Facsimile or PDF execution and delivery of this First Amendment by any Party shall constitute a legal, valid and binding execution and delivery of this First Amendment by such Party. The Parties to this document agree that a copy of the original signature (including an electronic copy) may be used for any and all purposes for which the original signature may have been used. The Parties agree they will have no rights to challenge the use or authenticity of this document based solely on the absence of an original signature.

IN WITNESS WHEREOF, each of the Parties has caused this First Amendment to be executed, as of the First Amendment Effective Date, by its duly authorized officer or representative.

ANTHROGENESIS CORPORATION By: /s/ Perry Karsen Name: Perry Karsen Title: Chief Executive Officer	ALLIQUA BIOMEDICAL, INC. (formerly Alliqua, Inc.) By: /s/ Brian M. Posner Name: Brian M. Posner Title: Chief Financial Officer

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THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Schedule 7.2
Milestone Payments

	Milestone Event for Biovance	Milestone Payment
1	At such time as aggregate annual Net Sales for any rolling twelve month period equal or exceed [****]	[****]
2	At such time as aggregate annual Net Sales for any rolling twelve month period equal or exceed [****]	[****]
3	At such time as aggregate annual Net Sales for any rolling twelve month period equal or exceed [****]	[****]
4	At such time as aggregate annual Net Sales for any rolling twelve month period equal or exceed [****]	[****]

	Milestone Event for ECMs	Milestone Payment
5	510(k) or other Regulatory Clearance and/or Approval of ECM [****]	[****]
6	510(k) or other Regulatory Clearance and/or Approval of ECM [****]	[****]
7	510(k) or other Regulatory Clearance and/or Approval of ECM [****]	[****]
8	At such time as aggregate annual Net Sales for any rolling twelve month period equal or exceed [****]	[****]
9	At such time as aggregate annual Net Sales for any rolling twelve month period equal or exceed [****]	[****]
10	At such time as aggregate annual Net Sales for any rolling twelve month period equal or exceed [****]	[****]
11	At such time as aggregate annual Net Sales for any rolling twelve month period equal or exceed [****]	[****]

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